EXHIBIT 10.1

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of July 20, 2018, by and among Delcath Systems, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser,” or in the aggregate, the “Purchasers”).

WHEREAS, a Securities Purchase Agreement (the “Agreement”) dated as of June 4, 2018, which is hereby incorporated by reference, was previously entered into by and among the Company and the Purchaser, and the parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree that the Agreement is hereby amended as follows:

AMENDMENTS

1.1 In Section 4.16 of the Agreement, the words “the next” are deleted and replaced by the word “a,” and at the end of the first sentence of such section the following words are added: “, to be filed no later than five Trading Days after the first registration statement filed by the Company after the date of this Agreement is declared effective.”

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

DELCATH SYSTEMS, INC.

By:
Name:	Jennifer K. Simpson
Title:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO DELCATH SYSTEMS, INC. FIRST

AMENDMEN TTO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:

3